ANNEX VII

               SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE


          This SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") is dated as of the 29th day of November, 1999 by and among SHOPCO MALLS L.P., a Delaware limited partnership ("Seller") and BARKER PACIFIC GROUP, INC., a Delaware corporation ("Buyer").


                                  BACKGROUND

          A. Seller and Buyer executed an Agreement of Purchase and Sale as of September 11, 1999, as amended by a First Amendment to Agreement of Purchase and Sale dated as of October 28, 1999 (such Agreement of Purchase and Sale, as amended, the "Agreement").

          B. Seller and Buyer now desire to further amend the Agreement in order to modify certain terms and conditions thereof. All capitalized terms not otherwise defined in this Amendment, shall have the meaning given such terms in the Agreement.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1. Section VII.2(a) is hereby amended by deleting "30 days after the date of the First Amendment to Agreement of Purchase and Sale (the 'Due Diligence Expiration Date') and substituting in lieu thereof "on December 13, 1999 (the 'Due Diligence Expiration Date')."

          1. The reference to "(E.D.T.)" in Section VII.2(b) is hereby changed to "(E.S.T.)".

          1. Except as explicitly set forth in this Amendment, the parties hereto ratify and confirm all of the terms and provisions of the Agreement.

          1. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together, shall be deemed one Agreement.


SELLER:

SHOPCO MALLS L.P.

By:  Shopco Regional Malls, L.P.

     By:  Regional Malls, Inc.

          By:  ________________________
               Name:
               Title:



BUYER:

BARKER PACIFIC GROUP, INC.


By:  ____________________________________
     Name:
     Title:





















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